ING Life Insurance and Annuity Company

and its

Variable Annuity Account C

ING Map Plus NPSM

Supplement dated July 27, 2010 to the Contract Prospectus
and Contract Prospectus Summary, each dated April 30, 2010, as amended

The following information updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and Contract Prospectus Summary for future reference.

Effective July 19, 2010, the subaccount that invests in the Lazard Emerging Markets Equity Portfolio (Open Shares) is no longer available as an investment option for new retirement plans.  Accordingly, the subaccount that invests in the Lazard Emerging Markets Equity Portfolio (Open Shares) is only available to plans that offered the fund prior to July 19, 2010.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.109860-10F	July 2010